UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PRUSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): February 8, 2007
INTERPHASE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Texas
(State or Other Jurisdiction of Incorporation)

0-13071	75-1549797

(Commission File Number)	(IRS Employer Identification No.)

2901 North Dallas Parkway, Suite 200, Plano, Texas	75093

(Address of Principal Executive Offices)	(Zip Code)
(214) 654-5000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On February 8, 2007, Interphase Corporation issued a press release regarding its financial results for the year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
     Exhibit 99.1 — Press Release Dated February 8, 2007.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interphase Corporation
	By:	/s/ Thomas N. Tipton Jr.
Date: February 8, 2007		Title: Chief Financial Officer,
Vice President of Finance and Treasurer

EXHIBIT INDEX

Exhibit 99.1	Press Release dated February 8, 2007 (filed herewith)